UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2018

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite #190, Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Clearwater Solutions Equity Purchase Agreement

On October 5, 2018, Nuverra Ohio Disposal LLC, a wholly-owned subsidiary of Nuverra Environmental Solutions, Inc. (“Nuverra” or the “Company”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with the David Niederst Irrevocable Trust and Stillwater Seven, LLC whereby Nuverra acquired all of the outstanding membership interests of Clearwater Three, LLC, Clearwater Five, LLC, and Clearwater Solutions, LLC (collectively, “Clearwater Solutions”) for $41.9 million, subject to customary purchase price adjustments (the “Acquisition”). Pursuant to the Equity Purchase Agreement, $3.4 million of the purchase price was placed into escrow to satisfy the Clearwater Solutions indemnification obligations under the Equity Purchase Agreement. Any remaining balance in the escrow account will be released to Clearwater Solutions in equal amounts nine months and eighteen months after October 5, 2018. The Equity Purchase Agreement contains customary representations and warranties and covenants by each of the parties.

The foregoing description of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference.

Bridge Term Loan Credit Agreement, Guaranty Agreement, and Subordination Agreement

In connection with the Acquisition, on October 5, 2018, Nuverra entered into a Bridge Term Loan Credit Agreement (the “Bridge Term Loan Credit Agreement”) with the lenders party thereto (the “Bridge Term Loan Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent (the “Bridge Term Loan Agent”). Pursuant to the Bridge Term Loan Credit Agreement, the Bridge Term Loan Lenders provided a term loan to the Company in the aggregate amount of $32.5 million, of which $22.5 million was used to finance the Acquisition and the remaining $10 million was used to pay down certain amounts outstanding under the Second Lien Credit Agreement (as defined below). The Bridge Term Loan Agreement matures on April 5, 2019 and has an interest rate of 11% per annum, payable in cash, in arrears, on the first day of each month. Under the terms of the Bridge Term Loan Credit Agreement, the outstanding amounts may be accelerated upon the occurrence of an Event of Default (as defined in the Bridge Term Loan Credit Agreement), including as a result of a payment default under the First Lien Loan Agreement (as defined below) or Second Lien Loan Agreement (as defined below) after expiration of a ten day cure period or a default resulting in acceleration of the obligations due under the First Lien Loan Agreement or Second Lien Loan Agreement.

The Bridge Term Loan Credit Agreement requires the Company to use its reasonable best efforts to effectuate and close the Rights Offering (as defined in Item 8.01 below) as soon as reasonably practicable following October 5, 2018. Concurrently with the completion of the Rights Offering, the Company is required to prepay all outstanding amounts under the Bridge Term Loan Credit Agreement in cash in an amount equal to the net cash proceeds received from the Rights Offering.

The Company also has the option to prepay principal amounts outstanding under the Bridge Term Loan Credit Agreement at any time without premium or penalty. Except upon the completion of the Rights Offering or in the event that an insolvency proceeding is pending against the Company, all principal payments (whether at maturity or otherwise) are required to be tendered in the form of common stock of the Company, with the value of such common stock determined being set at its volume weighted average price during the 20-day period preceding the announcement of the Acquisition.

The information set forth below in Item 8.01 of this Form 8-K, exclusively regarding the Backstop Commitment Letter (as defined in Item 8.01 below), is incorporated herein by reference.

The Bridge Term Loan Credit Agreement is unsecured; however, amounts borrowed under the Bridge Term Loan Credit Agreement are guaranteed by all of the Company’s material subsidiaries pursuant to a Guaranty Agreement, dated October 5, 2018, by and among the grantor parties thereto and the Bridge Term Loan Agent (the “Guaranty Agreement”).

In connection with the Bridge Term Loan Credit Agreement, the Company acknowledged the terms and conditions of a Subordination Agreement (the “Subordination Agreement”), dated October 5, 2018, by and among the First Lien Agent (as defined below), the Second Lien Agent (as defined below), and the Bridge Term Loan Agent pursuant to which the obligations outstanding under the Bridge Term Loan Credit Agreement were subordinated in right of payment to the obligations outstanding under both the First Lien Credit Agreement (as defined below) and the Second Lien Credit Agreement (as defined below).

The foregoing descriptions of the Bridge Term Loan Credit Agreement, the Guaranty Agreement, and the Subordination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.2, 10.3, and 10.4, respectively, to this Form 8-K and incorporated by reference.

Amendment to First Lien Credit Agreement and Joinder to First Lien Guaranty and Security Agreement

On October 5, 2018, in connection with the Acquisition, Nuverra entered into a First Amendment to Credit Agreement (the “First Amendment to First Lien Credit Agreement”) with the lenders party thereto (the “First Lien Loan Lenders”) and ACF FinCo I LP, as administrative agent (the “First Lien Agent”), which amends the First Lien Credit Agreement, dated August 7, 2017 (the “First Lien Credit Agreement”), by and among the First Lien Loan Lenders, the First Lien Agent, and the Company. Pursuant to the First Amendment to First Lien Credit Agreement, the First Lien Loan Lenders provided the Company with an additional term loan under the First Lien Credit Agreement in the amount of $10 million, which was used to finance a portion of the Acquisition. The First Amendment to First Lien Credit Agreement also amended the First Lien Credit Agreement to allow for the Acquisition and to provide the Company with additional flexibility under the First Lien Credit Agreement, including certain availability, mandatory prepayment and financial reporting provisions thereunder.

On October 5, 2018, in connection with the First Amendment to First Lien Credit Agreement, Nuverra Ohio Disposal LLC, Clearwater Three, LLC, Clearwater Five, LLC, and Clearwater Solutions, LLC (collectively, the “New Grantors”) entered into a Joinder to the First Lien Guaranty and Security Agreement (the “Joinder to First Lien Guaranty and Security Agreement”), pursuant to which the New Grantors agreed to become party to that First Lien Guaranty and Security Agreement by and among the Company, the other grantors party thereto, and the First Lien Agent.

The foregoing descriptions of the First Amendment to First Lien Credit Agreement and the Joinder to First Lien Guaranty and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibit 10.5 and 10.6, respectively, to this Form 8-K and incorporated by reference.

Amendment to Second Lien Credit Agreement and Joinder to the Second Lien Guaranty and Security Agreement

On October 5, 2018, in connection with the Acquisition, Nuverra entered into a First Amendment to Credit Agreement (the “First Amendment to Second Lien Credit Agreement”) with the lenders party thereto (the “Second Lien Loan Lenders”) and Wilmington Savings Fund Society, FSB, as administrative agent (the “Second Lien Agent”), which amends the Second Lien Term Loan Credit Agreement, dated August 7, 2017 (the “Second Lien Credit Agreement”), by and among the Second Lien Loan Lenders, the Second Lien Agent and the Company. Pursuant to the First Amendment to Second Lien Credit Agreement, the Second Lien Loan Lenders agreed to certain conforming amendments to the First Lien Credit Agreement to allow for the funding of the additional term loan in the amount of $10 million under the First Amendment to the First Lien Credit Agreement and the term loans pursuant to the Bridge Term Loan Credit Agreement.

On October 5, 2018, in connection with the First Amendment to Second Lien Credit Agreement, the New Grantors entered into the Second Lien Guaranty and Security Agreement Joinder (the “Joinder to Second Lien Guaranty and Security Agreement”), pursuant to which the New Grantors agreed to become party to that Second Lien Guaranty and Security Agreement by and among the Company, the other grantors party thereto, and the Second Lien Agent.

The foregoing descriptions of the First Amendment to Second Lien Credit Agreement and the Joinder to Second Lien Guaranty and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibit 10.7 and 10.8, respectively, to this Form 8-K and incorporated by reference.

First Amendment to Intercreditor Agreement and Joinder to Intercompany Subordination Agreement

On October 5, 2018, in connection with the First Amendment to First Lien Credit Agreement, the Company acknowledged the terms and conditions under a First Amendment to Intercreditor Agreement (the “First Amendment to Intercreditor Agreement”), dated October 5, 2018, by and between the First Lien Agent and the Second Lien Agent, which amends the Subordination and Intercreditor Agreement, dated as of August 7, 2017, by and between the First Lien Agent and the Second Lien Agent. On October 5, 2018, the New Grantors also entered into the Joinder to Intercompany Subordination Agreement (the “Joinder to Intercompany Subordination Agreement”), pursuant to which the New Grantors agreed to become party to that Intercompany Subordination Agreement by and among the persons originally party thereto as an “Obligor”, the First Lien Agent and the Second Lien Agent.

The foregoing descriptions of the First Amendment to Intercreditor Agreement and Joinder to Intercompany Subordination Agreement do not purport to be complete and is qualified in their entirety by reference to the full text of such agreements, which is attached as Exhibit 10.9 and 10.10, respectively, to this Form 8-K and incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

Rights Offering and Backstop Commitment Letter

As disclosed above in this Form 8-K, the Company has agreed, pursuant to the Bridge Term Loan Credit Agreement, to use its reasonable best efforts to effectuate and close a rights offering as soon as reasonably practicable following October 5, 2018 pursuant to which the Company plans to dividend to its holders of common stock subscription rights to purchase shares of the Company’s common stock on a pro rata basis with an aggregate offering price of $32.5 million (the “Rights Offering”). The proceeds of the Rights Offering will be used by the Company to pay the obligations under the Bridge Term Loan Credit Agreement.

In connection with the Rights Offering, the Company entered into a Backstop Commitment Letter (the “Backstop Commitment Letter”) with certain backstop parties named therein (the “Backstop Parties”), pursuant to which the Backstop Parties agreed, subject to the terms and conditions in the Backstop Commitment Letter, to participate in the Rights Offering and backstop the full amount of the Rights Offering. In exchange for the commitments under the Backstop Agreement, the Company paid to the Backstop Parties, in the aggregate, a nonrefundable cash payment equal to 1% of the full amount of the Rights Offering. Pursuant to the Backstop Commitment Letter, the Company is required to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within 20 days following October 5, 2018. The record date for the Rights Offering will be set by the Board of Directors of the Company upon the registration statement being declared effective by the SEC. Pursuant to the Backstop Commitment Letter, the exercise price for each share of common stock issuable upon exercise of a subscription right will be $9.61, which is equal to the 20-day volume weighted average price of the common stock of the Company preceding the public announcement of the completion of the Acquisition on October 5, 2018.

The foregoing description of the Backstop Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.11 to this Form 8-K and incorporated by reference.

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “might,” “will,” “should,” “would,” “could,” “potential,” “future,” “continue,” “ongoing,” “forecast,” “project,” “target” or similar expressions, and variations or negatives of these words. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in the financial condition and results of operations of the Company and its subsidiaries; changes in laws or regulations or policies of federal and state regulators and agencies; circumstances that might prevent or delay the consummation of the Rights Offering; and other circumstances beyond the Company’s control. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company’s business or operations. For a discussion of the risks and uncertainties to which the Company is subject, see the section of the periodic reports that the Company files with the SEC entitled “Risk Factors”.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Equity Purchase Agreement, dated October 5, 2018, by and among the David Niederst Irrevocable Trust, Stillwater Seven, LLC and Nuverra Ohio Disposal LLC

10.2	Bridge Term Loan Credit Agreement, dated October 5, 2018, by and among Wilmington Savings Fund Society, FSB, the lenders party thereto, and the Company

10.3	Guaranty Agreement, dated October 5, 2018, by and among the Company, the other grantors party thereto, and Wilmington Savings Fund Society, FSB

10.4	Subordination Agreement, dated October 5, 2018, by and among ACF FinCo I LP and Wilmington Savings Fund Society, FSB

10.5	First Amendment to Credit Agreement, dated October 5, 2018, by and among ACF FinCo I LP, the lenders thereto, the Company, and the other loan parties thereto

10.6	Joinder to First Lien Guaranty and Security Agreement, dated October 5, 2018, by and among the Company, the grantors party thereto, and ACF FinCo I LP

10.7	First Amendment to Credit Agreement, dated October 5, 2018, by and among Wilmington Savings Fund Society, FSB, the lenders party thereto, and the Company

10.8	Second Lien Guaranty and Security Agreement Joinder, dated October 5, 2018, by and among the Company, the other grantors party thereto, and Wilmington Savings Fund Society, FSB

10.9	First Amendment to Intercreditor Agreement, dated October 5, 2018, by and among ACF FinCo I LP, Wilmington Savings Fund Society, FSB, and the Company

10.10	Joinder to Intercompany Subordination Agreement, dated October 5, 2018, by and among the obligors party thereto, ACF FinCo I LP, and Wilmington Savings Fund Society, FSB

10.11	Backstop Commitment Letter, dated October 5, 2018, by and between the Company and the backstop parties named therein

EXHIBIT INDEX

Exhibit Number	Description

10.1	Equity Purchase Agreement, dated October 5, 2018, by and among the David Niederst Irrevocable Trust, Stillwater Seven, LLC and Nuverra Ohio Disposal LLC

10.2	Bridge Term Loan Credit Agreement, dated October 5, 2018, by and among Wilmington Savings Fund Society, FSB, the lenders party thereto, and the Company

10.3	Guaranty Agreement, dated October 5, 2018, by and among the Company, the other grantors party thereto, and Wilmington Savings Fund Society, FSB

10.4	Subordination Agreement, dated October 5, 2018, by and among ACF FinCo I LP and Wilmington Savings Fund Society, FSB

10.5	First Amendment to Credit Agreement, dated October 5, 2018, by and among ACF FinCo I LP, the lenders thereto, the Company, and the other loan parties thereto

10.6	Joinder to First Lien Guaranty and Security Agreement, dated October 5, 2018, by and among the Company, the grantors party thereto, and ACF FinCo I LP

10.7	First Amendment to Credit Agreement, dated October 5, 2018, by and among Wilmington Savings Fund Society, FSB, the lenders party thereto, and the Company

10.8	Second Lien Guaranty and Security Agreement Joinder, dated October 5, 2018, by and among the Company, the other grantors party thereto, and Wilmington Savings Fund Society, FSB

10.9	First Amendment to Intercreditor Agreement, dated October 5, 2018, by and among ACF FinCo I LP, Wilmington Savings Fund Society, FSB, and the Company

10.10	Joinder to Intercompany Subordination Agreement, dated October 5, 2018, by and among the obligors party thereto, ACF FinCo I LP, and Wilmington Savings Fund Society, FSB

10.11	Backstop Commitment Letter, dated October 5, 2018, by and between the Company and the backstop parties named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: October 11, 2018	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb Title: Executive Vice President and Chief Legal Officer